UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 11, 2019

Creative Medical Technology Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53500	88-0622284
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

2008 W Lupine Ave, Phoenix, AZ 85029
(Address of principal executive offices)

(602) 680-7439
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2019, Creative Medical Technology Holdings, Inc. (the “Company”) completed the sale of 8% Original Issue Discount Senior Convertible Notes (“Notes”) to three institutional investors (the “Investors”) pursuant to a Securities Purchase Agreement between the Company and the Investors (the “Purchase Agreement”). The transaction was effected pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) promulgated thereunder.

Pursuant to the Purchase Agreement, for an aggregate purchase price of $275,000.00, the Investors purchased Notes in the aggregate principal amount of $297,000.00. Each Note matures on October 11, 2020, bears interest at a rate of 8% per annum, and is convertible into shares of the Company’s common stock at a conversion price equal to 60% of the lowest traded price of the Company’s common stock during the 15 trading days preceding the applicable conversion date.

The Purchase Agreement requires the Company to file a preliminary information statement with the Securities and Exchange Commission within 30 days following the closing to effect a reverse split of the Company’s Common Stock at a ratio of between one-for-25 and one-for-75 (the “Reverse Split”), and to cause the Reverse Split to become effective no later than December 30, 2019. In addition, the Notes are subject to covenants, events of defaults and other terms and conditions customary in transactions of this nature.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement and the Notes, which are attached hereto as Exhibits 10.1 and 4.1, respectively, and which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit 4.1	Form of 8% Original Issue Discount Senior Convertible Note issued under Securities Purchase Agreement dated as of October 11, 2019 between Creative Medical Technology Holdings, Inc. and the investors named therein

Exhibit 10.1	Securities Purchase Agreement, dated as of October 11, 2019, between Creative Medical Technology Holdings, Inc. and the investors named therein

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Medical Technology Holdings, Inc.

Date: October 14, 2019	By:	/s/ Timothy Warbington
Timothy Warbington, Chief Executive Officer